DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

Investor Class (Ticker Symbol: DHMRX)	Institutional Class (Ticker Symbol: DHMUX)

DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

(Ticker Symbol: DHAMX)

DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND

(Ticker Symbol: DHGLX)

Each a series of

DREXEL HAMILTON MUTUAL FUNDS

PROSPECTUS

January 14, 2013

This prospectus contains information about the Drexel Hamilton Multi-Asset Real Return Fund, Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-298-4236.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

INVESTMENT OBJECTIVE

The Drexel Hamilton Multi-Asset Real Return Fund (the “Fund”) seeks real return.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees ..............................................	0.55%	0.55%
Distribution and/or Service (12b-1) Fees .........	0.25%	None
Other Expenses[1] .................................................	1.01%	1.01%
Acquired Fund Fees and Expenses[2] ...................	0.56%	0.56%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) ...................................	2.37%	2.12%

Fee Waiver and/or Expense Reimbursement[3] ........	-0.56%	-0.56%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)[3] .....................................	1.81%	1.56%

[1]	Other Expenses are estimated amounts for the current fiscal year of the Fund. The Fund commenced operations on October 9, 2012.
[2]	“Acquired Fund Fees and Expenses” are fees and expenses based on estimated amounts for the current fiscal year.
[3]

The investment adviser to the Fund, Drexel Hamilton Investment Partners, LLC (the “Adviser”), has contractually agreed, pursuant to a written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2014 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the Expense Limitation Agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees (the “Board” or the “Trustees”) of Drexel Hamilton Mutual Funds (the “Trust”), on behalf of the Fund, upon 60 days’ written notice to the Adviser. The Adviser may receive reimbursement of any amount waived pursuant to the Expense Limitation Agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only through January 31, 2014, so the Fund’s expenses thereafter will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$184	$686
Institutional Class	$159	$610

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Principal Investment Strategies of the Fund

The Fund seeks real return, which is total return that exceeds U.S. inflation over a full inflation cycle, which is typically 5 years. The Fund seeks to achieve its investment objective by using a flexible allocation strategy that is diversified across various asset classes, including U.S. and foreign (non-U.S.) equity securities (such as common stocks, preferred stocks and shares of registered open-end companies), fixed-income securities (such as bonds, notes and other obligations issued by corporations and the U.S. government, including Treasury Inflation-Protected Securities (“TIPS”), which are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation), exchange-traded notes (“ETNs”) and exchange-traded funds (“ETFs”) that have returns are linked to commodity indices, and cash and cash equivalents. In any period shorter than a full inflation cycle, the returns of the Fund may be volatile relative to the Consumer Price Index or may lag behind inflation.

The Fund is structured as a limited “fund of funds,” meaning that it seeks to achieve its investment objective by investing directly in securities and in other registered open-end investment companies, primarily those managed by the Adviser (the “Underlying Funds”). The Fund also invests a portion of its assets in commodity-linked ETNs and ETFs and TIPS.

Under normal market conditions, the Adviser intends to allocate the Fund’s investments among Underlying Funds, equity securities, TIPS, ETNs and ETFs that have returns linked to commodity indices, and cash and cash equivalents. The Adviser invests in Underlying Funds based on each Underlying Fund’s principal asset class. The Underlying Funds, in turn, invest directly in a variety of U.S. and foreign equity securities (including common stock and preferred stock). In selecting Underlying Funds that provide exposure to equities, or in considering the allocation of Fund assets among the Underlying Funds, the Adviser considers the Underlying Funds’ foreign and domestic investments, market capitalization ranges and investment styles. The Adviser monitors the Fund’s allocations among the Underlying Funds and may modify weightings based on its view of current market, inflation and economic conditions and the Adviser’s overall investment approach. Generally, the Fund will not invest more than 25% of its assets in a single Underlying Fund.

The Adviser may invest Fund assets in ETNs or ETFs linked to commodity indices to provide the Fund with exposure to the commodities markets without investing directly in physical commodities and to hedge the Fund’s portfolio against inflation.

In response to adverse market, economic or political conditions, or when the Adviser believes that market or economic conditions are unfavorable, the Fund may invest up to 100% of the Fund’s assets temporarily in cash, cash equivalents or other high quality short-term investments. Such investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The Adviser may also invest Fund assets in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment objective.

Principal Investment Strategies of the Underlying Funds

Currently, the Underlying Funds are Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.

•

Drexel Hamilton Centre American Equity Fund. Drexel Hamilton Centre American Equity Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies (i.e., companies which are incorporated in the U.S. and list their common stock on and principally trade on the New York Stock Exchange (the “NYSE”), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market). The 80% portion of the fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs and other securities. The fund’s portfolio may consist of common stocks, preferred stocks, cash and certain derivative products and investment company securities.

•

Drexel Hamilton Centre Global Equity Fund. Drexel Hamilton Centre Global Equity Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies (i.e., companies that are incorporated in the U.S. and list their common stock on and principally trade on NYSE, the NASDAQ Global Select Market, the NASDAQ Select Market or the NASDAQ Capital Market) and foreign (non-U.S.) companies located throughout the world. Generally, more than 50% of the fund’s net assets, plus borrowings for investment purposes, is invested in non-U.S. companies. The 80% portion of the fund’s portfolio consists of investments in companies that are members of the MSCI All Country World Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs and other securities. The fund’s portfolio may consist of common stocks, preferred stocks, depositary receipts, cash, and certain derivative products and investment company securities. In addition, the fund may invest in REIT securities of a diversified nature (both commercial and residential) if the issuers are members of the MSCI All Country World Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes.

Drexel Hamilton Investment Partners, LLC serves as the investment adviser to each of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund. Centre Asset Management, LLC (“Centre” or the “Sub-Adviser”) serves as the investment sub-adviser to each of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will be successful in meeting its investment objective.

Risks Associated with the Fund’s Principal Investment Strategies

Market Risk. The value of securities may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies may decline regardless of their long-term prospects, and the Fund’s performance per share will change daily in response to such factors.

Allocation Risk. The ability of the Fund to achieve its investment objective is dependent upon the Adviser’s ability to allocate Fund assets among asset classes and to select investments, including the Underlying Funds, within each asset class. You could lose money on your investment in the Fund as a result of the allocation of Fund assets. The allocation of Fund assets to different asset classes or investment styles within an asset class may have a more significant effect on the Fund’s net asset value (“NAV”) when one of those asset classes or styles is performing more poorly than the others.

Affiliated Fund Risk. The Fund may invest a significant portion of its assets in Underlying Funds, which are managed by the Adviser and a sub-adviser. The Adviser is responsible for selecting the Underlying Funds. Underlying Funds may pay to the Adviser asset-based investment advisory fees that are higher than the investment advisory fee paid by the Fund to the Adviser. As a result, a conflict of interest may exist because the Adviser has an incentive to select a particular Underlying Fund for investment by the Fund.

New Fund Risk. The Fund is a newly organized and has a limited operating history. The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

Fixed-Income Risk. Returns of fixed-income securities will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. Other factors that may affect a debt security’s market price and yield include investor demand, changes in the financial condition of the issuer or other debt security issuers and economic conditions inside and outside the U.S.

Interest Rate Risk. When interest rates rise, debt security prices generally fall, and debt security prices generally rise when interest rates fall. In general, securities with longer maturities are more sensitive to such interest rate changes.

Income Risk. Because distributions are based on earnings, distributions to shareholders may decline when prevailing interest rates fall or when an issuer experiences defaults on debt securities it holds.

Credit Risk. An issuer of debt securities may fail to make timely interest payments or repay principal when due. Any change in the financial strength of an issuer or in the security rating of a security may affect the security’s value and therefore the value of the Fund’s shares.

Volatility and Creditworthiness Risk. The recent downgrade of the U.S. credit rating may adversely affect Fund performance. In August 2011, Standard & Poor’s Rating Services (“S&P”)

downgraded the U.S. Government’s credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund’s performance.

Underlying Fund Risk. Because the Fund invests in the Underlying Funds, and the Fund’s performance relates, in part, to the performance of the Underlying Funds, the ability of the Fund to achieve its investment objective is related to ability of the Underlying Funds to meet their investment objectives. In addition, Fund shareholders will bear indirectly the fees and expenses of the Underlying Funds.

Commodity Exposure Risk. Although the Fund will not invest directly in physical commodities, it may still be affected by the risks associated with such investments as a result of its investments in ETNs or ETFs linked to commodity indices. Indirect investments in commodities through such ETNs or ETFs present unique risks. Investing in physical commodities is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; political and economic events and policies inside and outside the U.S.; disease; pestilence; trade; technological developments; and monetary and other governmental policies, action and inaction.

Inflation-Indexed Security Risk. Inflation-indexed securities, such as TIPS, have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Tax-Related Risks. To qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the “Code”), including asset diversification and income requirements, must be met. If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. With respect to an investment in TIPS, adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included in the Fund’s gross income for tax purposes, even though the Fund did not receive cash attributable to such gross income. In such a case, the Fund may be required to make annual distributions to shareholders that exceed the cash it otherwise received. To meet such distribution requirements, the Fund may need to sell portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Recent Market and Regulatory Events. In response to recent instability in U.S. and foreign economic and credit markets, the U.S. Government, foreign governments and certain domestic and foreign banks have taken steps designed to stabilize credit markets, increase consumer confidence and spur economic growth, including by injecting liquidity into the markets. The effect of these efforts is not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities. Adverse financial market conditions have resulted in calls for increased regulation and the need for many financial institutions to seek government assistance. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was enacted, for example, in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, a reorganization of federal financial regulators; new rules for trading in derivatives; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which the Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional legislation or regulation is still unknown.

Risks Associated with the Underlying Funds’ Principal Investment Strategies

The following risks are risks associated with the Underlying Funds’ principal investment strategies.

Common Stock Risk. The value of common stocks held by an Underlying Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of such Underlying Fund may also decrease.

Market Risk. The value of securities may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies may decline regardless of their long-term prospects, and an Underlying Fund’s performance per share will change daily in response to such factors.

Foreign Securities Risk. Investing in foreign securities involves investment risks different from those associated with U.S. securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than U.S. markets. It may be difficult to enforce contractual obligations, and it may take more time for trades to clear and settle.

Volatility and Creditworthiness Risk. As with the Fund, the recent downgrade of the U.S. credit rating may adversely affect the performance of the Underlying Funds. (See “PRINCIPAL INVESTMENT RISKS — Risks Associated with the Fund’s Principal Investment Strategies – Volatility and Creditworthiness Risk” above.) In addition, the Underlying Funds may be negatively affected by volatility and credit risks associated with the European markets. The current financial crisis in Europe relating to, among other factors, high budget deficits and rising direct and contingent sovereign debt, has created uncertainty about the ability of certain European countries to service their sovereign debt obligations. Despite assistance packages to Greece, Ireland and Portugal, the creation of a joint EU-IMF European Financial Stability Facility in May 2010, and financial assistance programs, there are ongoing risks and concerns about the debt crisis in Europe and its potential effect on economic recovery globally, the financial condition of European financial institutions, and sovereign and non-sovereign debt in these countries. Market and economic disruptions have impacted, and may continue to impact, consumer confidence levels and personal bankruptcy rates, consumer spending, default on consumer debt levels and home prices. There can be no assurance that these market disruptions will not spread beyond Europe or that future assistance packages will be available or sufficient. An Underlying Fund’s performance may be adversely affected if such uncertainty and instability persists.

Emerging Market Risk. Investing in foreign securities in countries with newly organized or less developed securities markets typically involve greater risk. Economic structures in these emerging market countries are generally less diverse and mature than those in developed countries, and their political systems tend to be less stable. Investments in emerging markets countries may be adversely affected by government restrictions on foreign investment, abrupt and severe price declines, potentially smaller securities markets and lower trading volumes, which may cause relative illiquidity and greater volatility than investments in developed countries. An Underlying Fund may have to accept a lower price for, or be unable to sell, a portfolio security at all, which can negatively impact the Underlying Fund’s value or prevent the Underlying Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Sector Risk. Sector risk is the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. To the extent that an Underlying Fund invests more heavily in a particular sector, the value of the Underlying Fund’s shares will be more sensitive to risks associated with that sector and its share price may fluctuate more widely than a fund that invested in a broader range of industries. In addition, changes in regulatory policies may have a material effect on the value of securities issued by companies in highly regulated sectors.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies.

Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an investment in securities denominated in a foreign currency or may widen existing losses.

Tax-Related Risks. As with the Fund, to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Code, including asset diversification and income requirements, must be met. If an Underlying Fund were to fail to qualify as a regulated investment company under the Code, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Recent Market and Regulatory Events. In response to recent instability in U.S. and foreign economic and credit markets, the U.S. Government, foreign governments and certain domestic and foreign banks have taken steps designed to stabilize credit markets, increase consumer confidence and spur economic growth, including by injecting liquidity into the markets. The effect of these efforts is not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities. Adverse financial market conditions have resulted in calls for increased regulation and the need for many financial institutions to seek government assistance. The Dodd-Frank Act, was enacted, for example, in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, a reorganization of federal financial regulators; new rules for trading in derivatives; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which an Underlying Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional legislation or regulation is still unknown.

PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

MANAGEMENT OF THE FUND’S PORTFOLIO

Drexel Hamilton Investment Partners, LLC provides investment advisory services to the Fund. Andrew Bang, Partner and Managing Director of the Adviser, is the portfolio manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.dhipfunds.com or in writing at:

Drexel Hamilton Mutual Funds

Drexel Hamilton Multi-Asset Real Return Fund

P.O. Box 295

Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

INVESTMENT OBJECTIVES

The Drexel Hamilton Centre American Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the issuance of such shares)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees ............................................	0.75%
Distribution and/or Services (12b-1) Fees ......	0.25%
Other Expenses .................................................	0.15%
Total Annual Fund Operating Expenses ........... (before fee waiver and/or expense reimbursements) .......	1.15%

Fee Waiver and/or Expense Reimbursement[1] ......	-0.10%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)[2] .........................	1.05%

[1]

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit for a period of two years from January 11, 2013 the total expenses of the existing class of shares of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage commissions and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Fund. This limitation may not be terminated and will remain in place through the end of the two-year period beginning after January 11, 2013. The Adviser may recoup any waived or reimbursed amount pursuant to the agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense

[2]

Certain information in the Fee Table has been adjusted to reflect the closing of the reorganization between the Fund and Ameristock Mutual Fund, Inc., the implementation of the Rule 12b-1 Plan for the Fund and the expense limitation agreement described above. Such information in the Fee Table differs from that presented in the Fund’s Financial Highlights for its most recent fiscal year.

limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the expense limitation agreement may not remain in effect after January 12, 2015. If the expense limitation agreement is not renewed, the Fund’s expenses will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years
$107	$355	$623	$1,387

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, will consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio will consist of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs, and other securities noted below.

In selecting investments for the Fund, the Sub-Adviser utilizes a “bottom-up” fundamental stock selection process that the Sub-Adviser believes yields a more accurate picture of a company’s intrinsic value. The Sub-Adviser analyzes a variety of factors when selecting investments for the Fund such as, a company’s operations, risk profile, growth expectations and valuation of its securities. The Sub-Adviser utilizes a disciplined, Economic Value Added (EVA)TM (a trademark of EVA Dimension, LLC) framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Sub-Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Sub-Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate a favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Sub-Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

The Fund’s portfolio may consist of common stocks, preferred stocks, cash and certain derivative products and investment company securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations. The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. The Fund will generally maintain a fully-invested posture. As such, cash will be held to a minimum. Further, while the Fund will generally hold less than 2% of its portfolio in cash, significant client inflows may temporarily increase cash positions. The Fund may also invest in REIT securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes. REITs are collective investment vehicles which are designed to invest in real estate.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on the S&P 500 Index), that are fully collateralized by cash or securities, from time to time for temporary cash management or investment transition purposes. For example, the Sub-Adviser might invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. The Fund will not use derivatives explicitly to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. The Fund may invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets.

The Sub-Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Portfolio Turnover Risk. The manager will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Sub-Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. Investors in the Fund bear the risk that neither the Adviser nor the Sub-Adviser has had previous direct experience managing an investment company registered under the 1940 Act, which may limit their effectiveness.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

General Uncertainty Concerning Future Regulatory Changes. Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Adviser’s ability to access financial markets. Any such regulations may impair the liquidity of the investments made by the Fund.

PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not been in operation for a full calendar year.

MANAGEMENT OF THE FUND’S PORTFOLIO

Drexel Hamilton Investment Partners, LLC, the Adviser, serves as the Fund’s investment adviser. Centre Asset Management, LLC, the Sub-Adviser, serves as the Fund’s investment sub-adviser.

The Fund’s portfolio is managed on a day-to-day basis by James A. Abate, who has served as the portfolio manager of the Fund since its inception in 2011. Mr.  Abate is Managing Director of Centre.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting 1-855-298-4236, online at www.dhipfunds.com or by writing to:

Drexel Hamilton Mutual Funds

Drexel Hamilton Centre American Equity Fund

P.O. Box 295

Denver, CO 80201

The minimum initial investment amount is $5,000 and the minimum subsequent investment amount is $1,000. Such minimum investment amounts may be waived by the Adviser in its discretion.

The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY OF DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

The Drexel Hamilton Centre Global Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the issuance of such shares)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees ....................................	1.00%
Distribution and/or Services (12b-1) Fees .......................	None
Other Expenses ........................	2.04%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements) ..............................	3.04%

Fee Waiver and/or Expense Reimbursement[1] .....................................	-1.79%

Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements) .................................................	1.25%

[1]

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2014 the total operating expenses of the Fund (including (but not limited to) investment advisory fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to 1.25% of the average daily net assets of the Fund. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days prior written notice of such termination to the other party, and such termination will not be effective before January 31, 2014 (unless otherwise specifically agreed upon). In addition, any termination sought by the Trust must be authorized by resolution of a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or by vote of a majority of the outstanding shares of the Fund. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the expense limitation agreement may not remain in effect after January 31, 2014. If the expense limitation agreement is not renewed, the Fund’s expenses will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$770	$1,438	$3,225

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. and foreign (non-U.S.) companies located throughout the world. U.S. companies, for this purpose, consist of those companies that (i) are incorporated in the U.S. and (ii) list their common stock on and principally trade on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. Generally, more than 50% of the Fund’s net assets, plus borrowings for investment purposes, may be invested in non-U.S. companies. The 80% portion of the Fund’s portfolio may consist of investments in companies that are members of the MSCI All Country World Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs, and other securities noted below.

In selecting investments for the Fund, the Sub-Adviser utilizes a “bottom-up” fundamental stock selection process that the Sub-Adviser believes yields a more accurate picture of a company’s intrinsic value. The Sub-Adviser analyzes a variety of factors when selecting investments for the Fund such as, a company’s operations, risk profile, growth expectations and valuation of its securities. The Sub-Adviser utilizes a disciplined, Economic Value Added (EVA)TM (a trademark of EVA Dimension, LLC) framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Sub-Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Sub-Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate a favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Sub-Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

The Fund’s portfolio may consist of common stocks, preferred stocks, depositary receipts, cash, REITs, and certain derivative products and investment company securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industry sectors and market capitalizations. The Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. The Fund may generally maintain a fully-invested posture. As such, cash will be held to a minimum. Further, while the Fund may generally hold less than 2% of its portfolio in cash, significant client inflows may temporarily increase cash positions.

The Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on major indexes like the S&P 500 Index), that are fully collateralized by cash or securities, from time to time for temporary cash management or investment transition purposes. For example, the Sub-Adviser might invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio, including risks related to the Fund’s exposure to foreign currencies. The notional value of the Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. The Fund will not use derivatives explicitly to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. The Fund may invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets.

The Fund may invest a substantial portion of its net assets in emerging market securities as well as engage in transactions in foreign currencies. There is no limit on the amount of the Fund’s portfolio which may be invested in emerging market securities.

The Sub-Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Foreign Securities Risk. The Fund will invest in foreign securities, which involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. The Fund will invest in foreign securities in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. The Fund is not limited in the amount of assets that it may invest into emerging market securities; therefore, the Fund is at a greater risk of loss due to the risks of investing in emerging market countries if the Fund invests a significant portion of its assets in such countries.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Portfolio Turnover Risk. The manager will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Sub-Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. Investors in the Fund bear the risk that neither the Adviser nor the Sub-Adviser has had previous direct experience managing an investment company registered under the 1940 Act, which may limit their effectiveness. The experience of the portfolio managers is discussed in “Management of the Fund – Investment Adviser.”

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

General Uncertainty Concerning Future Regulatory Changes. Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Adviser’s ability to access financial markets. Any such regulations may impair the liquidity of the investments made by the Fund.

PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not been in operation for a full calendar year.

MANAGEMENT OF THE FUND’S PORTFOLIO

Drexel Hamilton Investment Partners, LLC, the Adviser, serves as the Fund’s investment adviser. Centre Asset Management, LLC, the Sub-Adviser, serves as the Fund’s investment sub-adviser.

The Fund’s portfolio is managed on a day-to-day basis by Jing H. Sun, who has served as the portfolio manager of the Fund since its inception in 2011. Mr. Sun is an Investment Director and Fund Manager for Global Equity at the Sub-Adviser.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting 1-855-298-4236 or by writing to:

Drexel Hamilton Mutual Funds

Drexel Hamilton Centre Global Equity Fund

P.O. Box 295

Denver, CO 80201

The minimum initial investment is $1,000,000 and the minimum subsequent investment is $10,000. Such minimum investment amounts may be waived by the Adviser in its discretion.

The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT POLICIES AND RISKS

An investment in the Drexel Hamilton Multi-Asset Real Return Fund, Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund (each, a “Fund” and collectively, the “Funds”) should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

General. Each Fund’s portfolio will be exposed to a variety of equity securities, such as common stocks, preferred stocks, fixed-income securities, securities in other investment companies and/or cash. To the extent that a Fund invests in common stock, such investments may include investments in exchange-listed equities issued by companies across various industry sectors and market capitalizations. To the extent that a Fund is exposed to preferred stock, such investments may be represented by investments made when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

The Adviser may also invest a Fund’s assets in derivatives, cash management instruments and other instruments to help manage interest rate exposure, protect the Fund’s assets or enhance returns. A Fund may also be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions.

Management. Each Fund is actively managed and could experience losses if the Adviser’s judgment about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the Adviser’s investment decisions will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of the Fund. In addition, because the Drexel Hamilton Multi-Asset Real Return Fund seeks returns exceeding the rate of inflation over time, the Fund’s performance may be more adversely affected than that of other funds if the Adviser’s inflation forecasts are incorrect.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its respective portfolios in cash or cash equivalent positions. In the event that the Fund or, with respect to Drexel Hamilton Multi-Asset Real Return Fund, an Underlying Fund, takes a temporary defensive position, it may not be able to achieve its investment objective.

Derivative Risk. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Although, a

Fund will not use derivatives explicitly to obtain leverage, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. Additionally, because the Funds’ policy is to limit derivative investments only by a Fund’s net asset value, after taking into account existing stock investments, losses in a Fund’s derivative investments could result in a Fund being called upon to meet obligations in an amount equity to that Fund’s net asset value, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations.

Risks Related to Investing in Other Investment Companies. The Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund may invest in other investment companies, such as ETFs and closed-end funds. These Funds will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940. These Funds will also not invest in securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act. To the extent these Funds invest in other investment companies, your cost of investing in these Funds will generally be higher than the cost of investing directly in such other investment company shares. By investing in these Funds, you may indirectly bear fees and expenses charged by the underlying investment companies in which these Funds invest in addition to these Funds’ direct fees and expenses. Furthermore, these types of investments by a Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Value Style. Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and, with respect to Drexel Hamilton Multi-Asset Real Return Fund, an Underlying Fund, may have an investment style that emphasizes “value stocks,” which means that the stocks trade at less than the prices at which the Adviser, or the sub-adviser to the Underlying Fund, believes they would trade if the market reflected all factors relating to the issuers’ worth. A value investment style involves the risk that a stock’s price may not increase as expected, and may even decline in value. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. To the extent that the performance of a Fund or Underlying Fund is adversely affected by its investment in value stocks, Fund performance may be negatively affected as a result.

Growth Style. Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and, with respect to Drexel Hamilton Multi-Asset Real Return Fund, an Underlying Fund may seek to invest in companies that, in the view of the Adviser, or the sub-adviser to the Underlying Fund, have potential for growth. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perceived growth potential of a company is not realized, then the securities purchased by the Fund or the Underlying Fund may not perform as expected and that fund’s return will be reduced. To the extent that the performance of a Fund or an Underlying Fund is adversely affected by its investment in growth stocks, Fund performance may be negatively affected as a result.

Risks of Investing in REITs. Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and, with respect to Drexel Hamilton Multi-Asset Real Return Fund, an Underlying Fund, may invest in REITs. An investment in REITs is subject to the risks associated with owning real estate and with the real estate industry generally, including difficulties in valuing and disposing of real estate; the risk of declines in real estate values and economic conditions; possible adverse changes in the climate for real estate; environmental liability risks; the risk that property taxes and operating expenses will increase; possible adverse changes in zoning laws; the risks of casualty or condemnation losses, rent limitations and adverse changes in interest rates and the credit markets; and the risk of pre-payment by borrowers. In addition, a REIT may default on its obligations or go bankrupt. To the extent that it invests in REITs, a Fund or an Underlying Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund or the Underlying Fund, as applicable.

Small-Cap and Mid-Cap Securities Risk. Each Fund may invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, and their prices may be more volatile.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Funds and, with respect to Drexel Hamilton Multi-Asset Real Return Fund, the Underlying Funds.

Limitations on Investments in Other Investment Companies. Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund may invest in other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptions thereto provided by the SEC. The Funds will not acquire securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or on Section 12(d)(1)(F) of the 1940 Act.

Change of Investment Strategy. Each of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). This is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior written notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

The Adviser is located at 45 Rockefeller Plaza, Suite 2000, New York, NY, 10111. The Adviser was formed as a Pennsylvania limited liability company in 2010 and is registered with the SEC as an investment adviser under the Advisers Act. The Adviser provides investment advisory and management services to funds and institutional clients as a leading Service Disabled Veteran Owned Small Business investment manager. Andrew Bang, Jack Jacobs, James Abate and D. Wayne Robinson are the members of the Adviser. As of January 11, 2013, the Adviser had approximately $200 million in assets under management.

The Adviser is an independent company from Drexel Hamilton, LLC, a broker-dealer, and Drexel Hamilton Financial LLC, and succeeds a former related adviser business but is a wholly independent investment management company. The Adviser has registered with the federal government as a Service Disabled Veteran Owned Small Business, qualifying it for preferential consideration in federal contracting and subcontracting. The Adviser works to benefit the community of service-disabled veterans and has a mandate to recruit, hire and train disabled veterans whenever possible.

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives, reviewing the investment strategies and policies of each Fund and overseeing the Sub-Adviser. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. The Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the investment portfolios of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund to the Sub-Adviser.

Sub-Adviser. Centre, located at 48 Wall Street, New York, NY 10005, serves as the sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund. Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005. Centre had approximately $887 million in assets under management as of January 11, 2013, and offers investment advisory services to U.S. and foreign investment companies and private funds. Sanlam International Investments USA Holdings, Inc. has a controlling interest in Centre, as it owns more than 25% of its voting securities.

Portfolio Management

Drexel Hamilton Multi-Asset Real Return Fund

Andrew Bang, MBA, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bang is Partner and Managing Director of Drexel Hamilton Investment Partners, LLC, the Adviser. Prior to founding the Adviser in November

2010, Mr. Bang was a Senior Vice President at Shinhan Investment America, a Vice President at AIG Global Investments, and a Portfolio Manager in the pension group of GE Asset Management (GEAM), where he oversaw institutional clients’ investments in global and international equity portfolios in excess of $2.5 billion. He began his career at UBS, having transitioned to the financial services industry after serving six years as a commissioned officer in the U.S. Army achieving the rank of Captain. He is a graduate of the United States Military Academy at West Point with a BS degree and also received an MBA from the Johnson School of Management, Cornell University.

Drexel Hamilton Centre American Equity Fund

James A. Abate, MBA, CPA, CFA, the portfolio manager of the Fund, is Managing Director of Centre and Fund Manager for Centre’s American Equity and US Hedge strategies. Prior to founding Centre, Mr. Abate was US Investment Director for GAM. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management. Mr. Abate achieved Standard & Poor’s Funds Research AAA rating at GAM and Credit Suisse Asset Management, received numerous “Category King” mutual fund mentions in the Wall Street Journal as well as multi-year “Investment Week” award nominations for the North American funds. Previously, Mr. Abate was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University and currently is a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army achieving the rank of Captain.

Drexel Hamilton Centre Global Equity Fund

Jing H. Sun, MS, MBA, CFA, the portfolio manager of the Fund, is Investment Director and Fund Manager for Centre’s Global Equity strategy. Prior to this, Mr. Sun was Vice President, Senior Investment Manager, Global Equities at ING Investment Management. Before joining ING, Mr. Sun was Portfolio Manager of Global Equity Fundamental Long/Short Strategy at Trigram Capital. Prior to Trigram, Mr. Sun was Managing Director at TIAA-CREF. Mr. Sun started as a Senior Analyst covering emerging markets at TIAA-CREF in 1996 and had managed investments in a number of sectors and regions as senior analyst and portfolio manager since then. Prior to TIAA-CREF, Mr. Sun was Senior Research Analyst at Alliance Capital Management (now AllianceBernstein). Mr. Sun joined Alliance after he obtained his MBA from the Wharton School of the University of Pennsylvania. Before attending business school, Mr. Sun was Chief Engineer at The Inteleplex Corp. Mr. Sun also holds an M.S. degree in Electrical Engineering from Columbia University and a BS in Electrical Engineering from The City College of New York. Mr. Sun is a native Chinese speaker.

The Funds’ Statement of Additional Information (the “SAI”) provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of Fund shares.

Adviser Compensation

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Drexel Hamilton Multi-Asset Real Return Fund	0.55%[1]
Drexel Hamilton Centre American Equity Fund	0.75	%*+
Drexel Hamilton Centre Global Equity Fund	1.00	%+

[1]	The Fund commenced operations on October 9, 2012 and has not completed a full fiscal year.
*	Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund’s average daily net assets thereafter.
+	Pursuant to an expense limitation between the Adviser and the Trust, on behalf of the Fund, no advisory fees were paid by the Fund during the last fiscal year.

Disclosure Regarding Approval of Investment Advisory Contracts

A discussion regarding the Trustees’ basis for approving the investment advisory agreement and sub-advisory agreement relating to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund may be found in the Funds’ semi-annual report to shareholders for the period ended March 30, 2012. You may obtain a copy of the semi-annual report, free of charge, by contacting the Funds by telephone at 1-855-298-4236 or in writing at: Drexel Hamilton Mutual Funds, P.O. Box 295, Denver, CO 80201

A discussion regarding the Trustees’ basis for approving the investment advisory agreement relating to Drexel Hamilton Multi-Asset Real Return Fund can be found, once available, in the Fund’s semi-annual report to shareholders for the period ended March 30, 2013. When available, you may obtain a copy of the semi-annual report, free of charge, by contacting the Fund by telephone at 1-855-298-4236 or in writing at: Drexel Hamilton Mutual Funds, P.O. Box 295, Denver, CO 80201.

BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company that was organized as a Delaware statutory trust on March 17, 2011. Each series of the Trust is authorized to offer multiple classes of shares. The Trustees oversee the operations of the Funds and are responsible for the overall management of the Funds’ business affairs.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distributor offers shares on a continuous, best-efforts basis.

INVESTING IN A FUND

Choosing a Share Class of Drexel Hamilton Multi-Asset Real Return Fund

The Drexel Hamilton Multi-Asset Real Return Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund. Each class has its own expense structure.

When you choose your class of shares of the Drexel Hamilton Multi-Asset Real Return Fund, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Determining a Fund’s Net Asset Value

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being received by the Fund in good form. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

Securities held by the Funds are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation. With respect to the Drexel Hamilton Multi-Asset Real Return Fund’s investments in the Underlying Funds, the Fund’s net asset value calculations are based upon the net asset value reported by such Underlying Funds.

PURCHASING SHARES OF THE FUNDS

Opening an Account

To purchase shares directly from any Fund, an Account Application must be completed, signed and delivered to the Fund. If you have any questions about a Fund or need assistance with your Account Application, please call Shareholder Services at 1-855-298-4236. Certain types of investors, such as trusts, corporations, associations or partnerships, may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship. To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

You may purchase shares of the Funds by mailing a completed Account Application with a check payable to the applicable Fund to the Transfer Agent at the following address:

Drexel Hamilton Mutual Funds

P.O. Box 295

Denver, CO 80201

To obtain an Account Application, you can call 1-855-298-4326 or download an Account Application at www.dhipfunds.com.

To open an account and make an initial investment by wire, please first complete an Account Application. After the Fund has received your completed Account Application, you will receive an account number for all subsequent wire transfers. Please ensure that your bank receives this account number as part of your wiring instructions. For more details on wiring instructions, please visit www.dhipfunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

To establish an account online, please visit www.dhipfunds.com, select “Open an Account,” and follow the subsequent instructions.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please call Shareholder Services at 1-855-298-4236 to obtain the correct Account Application.

Important Information About Procedures For Opening A New Account

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust’s chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact Shareholder Services at 1-855-298-4236 if you need additional assistance when completing your Account Application.

If a Fund or any of its agents do not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. Each Fund reserves the right to reject any application for any reason and to close an account within 5 business days of a request for more information about an investor if clarifying information/documentation is not received.

Purchase Procedures

Fund	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Drexel Hamilton Multi-Asset Real Return Fund
Investor Class Shares	$5,000	$1,000
Institutional Class Shares	$1 million	$10,000

Drexel Hamilton Centre American Equity Fund	$5,000	$1,000

Drexel Hamilton Centre Global Equity Fund	$1 million	$10,000

Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. All investments must be made in U.S. dollars.

Your purchase order will be affected at the NAV per share of the Fund next determined after receipt of your purchase request in Good Form. Purchase requests received by the Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day, will be effected at the NAV per share of the Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary.

A purchase order is considered to be in “Good Form” if the request includes: (i) the name of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount.

The Funds reserve the right to reject, in its sole discretion, any purchase order for any reason. In addition, the Funds reserve the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above. If you purchase shares through a financial intermediary, you may be charged a fee by the financial intermediary and you may be subject to higher investment minimums.

Adding to Your Account: You may add to your account with a Fund by sending a check for your additional investment payable to the Fund to the Transfer Agent at:

Drexel Hamilton Mutual Funds

P.O. Box 295

Denver, CO 80201

Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

To make an initial investment by wire, please 1-855-298-4236 to inform us you will be wiring funds. Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please visit www.dhipfunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

Subsequent purchases may be made online. Before you can make a subsequent investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.dhipfunds.com. After selecting “Account Login,” you will be able to create a new login ID and password.

You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the account application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.dhipfunds.com.

Additional Purchase Information for Investing in Drexel Hamilton Multi-Asset Real Return Fund

If the current market value of a shareholder’s Investor Class shares of the Drexel Hamilton Multi-Asset Real Return Fund is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares of the Fund on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or your financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same.

Holders of Investor Class shares of Drexel Hamilton Multi-Asset Real Return Fund may convert their Investor Class shares for Institutional Class shares of the Fund provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in this prospectus. The Drexel Hamilton Multi-Asset Real Return Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal advisor to discuss their particular circumstances. Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.

If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, the Drexel Hamilton Multi-Asset Real Return Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000. If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

REDEEMING SHARES OF THE FUNDS

You may redeem full and fractional shares of each Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer. The Transfer Agent may require that you provide additional documentation or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a retirement account, you must complete the appropriate distribution form and provide employer authorization. Redemption requests received by the Transfer Agent or appropriate financial intermediary of the Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day.

By Mail. To redeem shares, you should give instructions that specify the name of the Fund and number of shares to be redeemed to:

Drexel Hamilton Mutual Funds

P.O. Box 295

Denver, CO 80201

Your instructions must be signed by all registered owners exactly as the account is registered.

By Telephone. If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. No Fund will be liable for following telephone instructions reasonably believed to be genuine. (Note that during drastic economic and market changes, telephone redemption privileges may be difficult to implement.)

Online. Before you can sell shares or redeem your investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.dhipfunds.com. Select “Account Login,” and there you will be able to create a new login ID and password.

Through Financial Intermediaries. Redemptions may also be made through certain financial intermediaries that are authorized by the Funds to receive redemption requests in accordance with the standards described above.

Signature Guarantee. Signature guarantees may be required to help protect against fraud, to redeem corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Payment for shares redeemed generally will be made within four (4) business days after receipt by the Transfer Agent of instructions and other required documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed seven (7) days from purchase) necessary to determine that the purchase check will be honored.

Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you. If you redeem shares through a financial intermediary, you may be charged a fee by the financial intermediary.

Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Funds may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. The Funds will be deemed to have received an order that is in Good Form (defined below) when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of any of the Funds.

ADDITIONAL INVESTMENT INFORMATION

Same Day Transactions

Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Funds.

Small Accounts

Drexel Hamilton Multi-Asset Real Return Fund reserves the right to redeem involuntarily any account having a value of less than $1,000 with respect to Investor Class shares and $10,000 with respect to Institutional Class shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder increases the value of the account to the required minimum by the end of the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Each of the Drexel Hamilton Centre American Equity Fund and the Drexel Hamilton Centre Global Equity Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind

Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind

Each Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

Anti-Money Laundering Program

As noted above, the Trust has adopted the AML Program which was designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the AML Program. Compliance officers at certain Trust service providers are also responsible for monitoring the program. The AML Program is subject to the continuing oversight of the Trustees.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares may present a number of risks to other shareholders of that Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Trust, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. Each Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Funds within a 30-day rolling period.

The Adviser intends to apply this policy uniformly. However, a Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

EXCHANGING SHARES

Generally, subject to meeting the applicable minimum investment requirements, shares of one Fund held for at least seven days may be exchanged for shares of another Fund. Before making any exchange, be sure to review this prospectus closely and consider the difference between the Fund in which you currently hold shares and the Fund in which you wish to invest. Please note that since an exchange is the redemption of shares from a fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred) and a Redemption Fee may apply on shares held for less than 90 days; see “Shareholder Fees”.

Any exchange will be effected at the NAV per share of the Funds next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on that day, or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on the next business day.

The Funds reserve the right to right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions.”

COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES

The Drexel Hamilton Multi-Asset Real Fund and the Drexel Hamilton Centre American Equity Fund has each adopted, pursuant to Rule 12b-1 under the 1940 Act, a Rule 12b-1 Plan. The Rule 12b-1 Plan of the Drexel Hamilton Multi-Asset Real Return Fund applies to the Fund’s Investor Class shares, and the 12b-1 Plan of the Drexel Hamilton Centre American Equity Fund applies to the Fund’s existing class of shares. Pursuant to the Rule 12b-1 Plans, each Fund may pay up to 0.25% of the average daily net assets attributable to the applicable class of shares of the Fund for distribution and shareholder services with respect to that class. Additional information about distribution and shareholder service payments is in the SAI.

You should ask your financial advisor for information about any payments it may receive in connection with your Fund shares, any services the financial advisor provides to the Funds and any fees and/or commissions it charges.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Each Fund typically distributes its net income and capital gains one time during each calendar year, usually in December. For the convenience of investors, a Fund will reinvest all income dividends and capital gains distributions in full and fractional shares of that Fund, unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by a Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service (“IRS”) on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method each Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of a Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ELECTRONIC DELIVERY OF DOCUMENTS

Electronic copies of account statements and confirmations, prospectuses, privacy notices, and annual and semi-annual reports will be available through the Funds’ website at www.dhipfunds.com. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please contact the Funds at 1-855-298-4236.

CODES OF ETHICS

The Board has approved the Codes of Ethics (each, a “Code” and together the “Codes”) of the Trust and the Adviser concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to a Fund or the Trust.

IDENTITY THEFT PROCEDURES

The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting policies and procedures under which the Trust votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling 1-855-298-4236. Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling 1-855-298-4236, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLIDNGS

The Trust has established a policy with respect to the disclosure of each Fund’s portfolio holdings. A description of this policy is provided in the SAI.

ANNUAL STATEMENTS

The Trust will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Trust will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

HOUSEHOLDING

To control costs associated with mailings on behalf of the Funds, the Funds may send only one copy of a prospectus, shareholder report or other shareholder communication to each household address that it has on record for shareholders living in the same home. This process, known as “householding,” does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-855-298-4236. The Funds will resume separate mailings to you within 30 days of your request.

FINANCIAL HIGHLIGHTS

You may request a copy of the Funds’ annual and semi-annual reports at no charge by calling the Funds at 1-855-298-4236.

FINANCIAL HIGHLIGHTS - Drexel Hamilton Multi-Asset Real Return Fund

Because the Drexel Hamilton Multi-Asset Real Return Fund is newly organized, there is no financial or performance information in this prospectus.

FINANCIAL HIGHLIGHTS - Drexel Hamilton Centre American Equity Fund

The financial highlights table is intended to help you understand the financial performance of the Drexel Hamilton Centre American Equity Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Drexel Hamilton Centre American Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Rothstein Kass, whose report, along with the Fund’s financial statements, are included in its annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236.

DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

	For the Period December 21, 2011 (inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain on investments	1.72

Total income from investment operations	1.79

DISTRIBUTIONS:
Net investment income	—
Net realized gain	—

Total distributions	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	—

NET INCREASE IN NET ASSET VALUE	1.79

NET ASSET VALUE, END OF PERIOD	$11.79

Total Return(b)	17.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$24,220

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.69	%(c)
Operating expenses excluding reimbursement/waiver	2.32	%(c)
Operating expenses including reimbursement/waiver	1.25	%(c)
PORTFOLIO TURNOVER RATE(d)	67%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

FINANCIAL HIGHLIGHTS - Drexel Hamilton Centre Global Equity Fund

The financial highlights table is intended to help you understand the financial performance of the Drexel Hamilton Centre Global Equity Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Drexel Hamilton Centre Global Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Rothstein Kass, whose report, along with the Fund’s financial statements, are included in its annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236.

DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND

	For the Period December 21, 2011 (inception) to September 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21
Net realized and unrealized gain on investments and foreign currency transactions	1.22

Total income from investment operations	1.43

DISTRIBUTIONS:
Net investment income	—
Net realized gain	—

Total distributions	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 2)	—

NET INCREASE IN NET ASSET VALUE	1.43

NET ASSET VALUE, END OF PERIOD	$11.43

Total Return(b)	14.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$11,988

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.06	%(c)
Operating expenses excluding reimbursement/waiver	3.04	%(c)
Operating expenses including reimbursement/waiver	1.25	%(c)
PORTFOLIO TURNOVER RATE(d)	87%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

ADDITIONAL INFORMATION

DREXEL HAMILTON MUTUAL FUNDS

Additional information about the Funds is available in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Funds’ investments will (if available) be in the annual and semi-annual reports to shareholders. The annual reports (if available) will include a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Trust (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:

1-855-298-4236

By mail:

Drexel Hamilton Mutual Funds

P.O. Box 295

Denver, CO 80201

By e-mail:

dhipfunds@alpsinc.com

On the Internet:

www.dhipfunds.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are or will be available on the EDGAR Database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act file number: 811-22545

STATEMENT OF ADDITIONAL INFORMATION

DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND

Each a series of

Drexel Hamilton Mutual Funds

January 14, 2013

P.O. Box 295

Denver, CO 80201

Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated January 14, 2013 (the “Prospectus”), for Drexel Hamilton Multi-Asset Real Return Fund, Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund (each, a “Fund” and together the “Funds”), each a series of Drexel Hamilton Mutual Funds (the “Trust”), as the Prospectus may be revised from time to time. No investment in shares of a Fund should be made solely upon the information contained herein. To obtain a copy of the Prospectus, please call 1-855-298-4236 or write to the Funds at:

Drexel Hamilton Mutual Funds

P.O. Box 295

Denver, Colorado 80201

THE FUND

Each Fund is a diversified series of the Trust, which was organized on March 17, 2011 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Funds’ investment adviser is Drexel Hamilton Investment Partners, LLC (the “Adviser”). The Drexel Hamilton Centre American Equity Fund (the “AE Fund”), Drexel Hamilton Centre Global Equity Fund (the “GE Fund”) and Drexel Hamilton Multi-Asset Real Return Fund (the “MRR Fund”) are separate, diversified series of the Trust. In connection with the MRR Fund’s investment in the AE Fund and the GE Fund, each of the AE Fund and the GE Fund may be referred to as an “Underlying Fund” or collectively as the “Underlying Funds.”

The Prospectus describes each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

The AE Fund and GE Fund currently offer one class of shares. The MRR Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

Closed-End Funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. With respect to any investment by a Fund in an unaffiliated investment company, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Funds will limit their investments in unaffiliated funds in accordance with these Section 12(d)(1)(A) limitations, except as otherwise provided herein and to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Funds to exceed such investment limits in unaffiliated investment companies.

The AE Fund and GE Fund will not acquire any securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, which permits a mutual fund to invest in an unlimited amount of securities of another fund that is part of the same group of investment companies, or in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides an additional exception to the restrictions set forth in Section 12(d)(1)(A). Except as otherwise provided herein, a Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

By investing in an investment company, a Fund will be subject to two layers of fees, because such investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors. In addition, a Fund will be subject to the same risks that other investors experience when making such investments, including the risks of significant fluctuations in assets as a result of a cash sweep program or purchase and redemption activity by shareholders in such other funds. In addition, because the Adviser is the investment adviser to the Fund and the Underlying Funds, there is an inherent conflict of interest because the Adviser has fiduciary duties to both the Fund and the Underlying Funds.

Exchange-Traded Funds. A Fund may invest in ETFs. Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment

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results that generally correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange traded investment company, and will have costs and expenses that will be passed on to the Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF’s shares may trade at a discount to net asset value, causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Fixed-Income Securities. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed-income securities typically decline. Fixed-income securities with longer durations (i.e., the measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

REITs. To the extent that the Fund invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will

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bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. These additional expenses are included under “Other Expenses” in the Annual Fund Operating Expenses detailed above. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Treasury Inflation-Protected Securities. A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments. Transactions in derivatives entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gain or loss, causing it to make or lose substantially more than it invested.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities a Fund holds or intends to acquire. A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser or sub-adviser to a Fund, as applicable, will try to minimize this risk by investing only in those contracts whose behavior the Adviser or sub-adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, the Fund may lose money, or may not make as much money as it expected. The Fund may also lose money if its sub-adviser incorrectly predicts securities market and interest rate trends.

From time to time, a Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments precisely over time. Before an option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Funds intend to purchase options only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, a Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and be unable to realize profits or limit its losses.

Specific Risks of Purchasing and Writing Options.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Foreign Securities. A Fund may invest in foreign securities and foreign currency contracts, as consistent with its stated investment objectives and restrictions. Foreign securities and foreign currency contracts involve investment risks different from those associated

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with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the sub-adviser to the Fund feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). In the event that a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Funds’ investments and risks.

INVESTMENT LIMITATIONS

DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

The MRR Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority of the outstanding voting shares” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

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(3)	Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. government, its agencies, or instrumentalities; or

(8)	Invest 25% or more of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Notwithstanding these investment restrictions, the Fund’s investments in equity securities include investments in the Underlying Funds, which have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the Underlying Funds may thereby permit the Fund to be indirectly exposed to investment strategies that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the Underlying Funds are set forth below.

With respect to the fundamental investment restrictions above (other than those involving permitted senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

INVESTMENT LIMITATIONS

DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

DREXEL HAMILTON CENTRE GLOBAL EQUITY FUND

Each of the AE Fund and GE Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

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(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities;

(7)	Invest in unlisted securities;

(8)	Make investments for the purpose of exercising control or management over a portfolio company;

(9)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(10)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(11)	Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of such Fund’s total assets.

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Funds will not utilize repurchase agreements or reverse repurchase agreements. Further, the Funds will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, each Fund will not borrow an amount greater than 10% of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote

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for each fractional dollar) of the net asset value (“NAV”) of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board of Trustees, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Trust or a Fund; review performance of the Adviser and the Funds; and oversee activities of the Trust and the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

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Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Drexel Hamilton Mutual Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Independent Trustees[1]

Dr. James L. Grant Age: 62	Trustee, Chairman	Since 6/2011	President of JLG Research from 1999 –present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999-present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.	3	None

Dr. Aloke Ghosh Age: 48	Trustee	Since 6/2011	Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993-present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008-present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005-2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003-2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999-2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.	3	None

Joseph M. Marinaro Age: 54	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	3	None

			Interested Trustee

James A. Abate Age: 47	Trustee	Since 6/2011	Managing Director, Centre Asset Management and Fund Manager for Centre’s American Equity and US Hedge strategies from 2006-present; US Investment Director for GAM from 2001-2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995-2000; Manager in Price Waterhouse’s Valuation/Corporate Finance Group from 1987-1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College; commissioned officer in the U.S. Army (and Reserves) from 1983-1990.	3	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers

Theodore J. Uhl Age: 37 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011	Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.	N/A	N/A

Andrew Bang Age: 43	President and Treasurer	Since 6/2011	Partner and Managing Director of the Adviser from 2010-present; Consultant (Business Development for private equity and hedge funds) from 2008-2010; Senior Vice President at Shinhan Investment America from 2007-2008; Vice President, Relationship Manager at AIG Global Investments from 2006-2007;Client Portfolio Manager at GE Asset Management (GEAM) pension group from 2001-2005; Client Relationship Manager at GE Equity’s start-up private equity group, Venturemine.com from 2000-2001; Manager, International Equity at UBS from 1998-2000; Captain in the U.S. Army from 1992-1998; United States Military Academy at West Point, B.S.; Johnson Graduate School of Management, Cornell University, MBA.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC (“Centre” or the “Sub-Adviser”), which serves as the investment sub-adviser to the AE Fund and the GE Fund.

Board Structure

The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”). The Board may consider electing additional independent trustees in the future, particularly if the Trust’s size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as demonstrated by his membership on other boards, published works and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology. Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Managing Director of Centre Asset Management, LLC, which serves as sub-adviser to two of the series of the Trust.

The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

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Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and met twice during the fiscal year ended September 30, 3012. The Audit Committee also serves as the Trust's Qualified Legal Compliance Committee.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee met once during the fiscal year ended September 30, 2012.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, the Sub-Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, the Sub-Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser or, if applicable, the Sub-Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser or, if applicable, the Sub-Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 2012.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds, as of December 31, 2012. These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the MRR Fund	Dollar Range of Equity Securities in the GE Fund	Dollar Range of Equity Securities in the AE Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A	A	A
Aloke Ghosh – Independent Trustee	A	A	A	A
Joseph M. Marinaro* – Independent Trustee	A	A	A	A
James A. Abate – Interested Trustee	D	C	C	E

*	Joseph M. Marinaro was recommended by the Nominating Committee and appointed by the Board of Trustees on June 22, 2012.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of January 1, 2013, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, Distributor, or any entity controlling, controlled by, or under common control with the Adviser or Distributor.

Compensation. Each Independent Trustee receives from the Trust an annual retainer of $15,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at such meetings.

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Name of Trustee	Aggregate Compensation from Trust (for the Calendar Year Ended 12/31/2012)	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Calendar Year Ended 12/31/2012)	Estimated Annual Benefits Upon Retirement (for the Calendar Year Ended 12/31/2012)	Total Compensation from Fund and Fund Complex Paid to Trustees* (for the Calendar Year Ended 12/31/2012)
James L. Grant	$3,750	None	None	$15,000
Aloke Ghosh	$3,750	None	None	$15,000
Joseph M. Marinaro*	$3,750	None	None	$7,912

*	Joseph M. Marinaro was recommended by the Nominating Committee and appointed by the Board of Trustees on June 22, 2012.

Codes of Ethics. The Trust and the Adviser have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics). The Code of Ethics of the Trust generally prohibits fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which a Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser or, with respect to AE Fund and GE Fund, Sub-Adviser the authority to vote proxies for the Funds subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser and Sub-Adviser are included as Appendix B to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of January 1, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each series of the Trust. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of January 1, 2013.

AE Fund
Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	964,712.7610	99.74%	Record

GE Fund
Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	968,889.8920	99.71%	Record

MRR Fund
Name and Address	Shares	% Ownership	Type of Ownership
JPMBI RE SANLAM DREXELHAMILTON JP MORGAN HFS CUSTODY 1 GEORGES DOCK JP MORGAN HOUSE IFSC DUBLIN 1 IRELAND	5,612,247.5490	99.91%	Record

Investment Adviser. Information about the Adviser, Drexel Hamilton Investment Partners, LLC, located at 45 Rockefeller Plaza, Suite 2000, New York, New York, 10111, and its duties and compensation as the Adviser is contained in the Prospectus of the Fund. As of January 11, 2013, the Adviser had approximately $200 million in assets under management.

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Andrew Bang and the Heroes and Service Finance Trust have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Heroes and Service Finance Trust is controlled by its trustee, Jack Jacobs. Andrew Bang serves as Member, Managing Director and Chief Compliance Officer of the Adviser and is primarily responsible for its day-to-day management. James A. Abate, D. Wayne Robinson and Jack Jacobs are affiliated persons of the Adviser, as each owns 5% or more (but less than 25%) of the voting securities of the Adviser.

Investment Advisory Agreements

The Adviser has entered into investment advisory agreements with the Trust with respect to each Fund (together, the “Advisory Agreements”). Under the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreements.

AE Fund and GE Fund. Pursuant to the amended and restated investment advisory agreement dated October 1, 2012 between the Trust, on behalf of the AE Fund and GE Fund, and the Adviser the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of each Fund in accordance with its investment objectives, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and such other limitations as the Fund may impose. Pursuant to its terms, the agreement will continue after its initial term for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the applicable Fund.

Effective October 1, 2012, as compensation for the investment advisory services provided to the AE Fund, the Adviser is entitled to receive an investment advisory fee (accrued daily and paid monthly) at an annual rate of 0.75% of the AE Fund’s average daily net assets on the first $1 billion, and 0.70% of the AE Fund’s average daily net assets thereafter.

As compensation for the investment advisory services provided to the GE Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the GE Fund’s average daily net assets.

For the fiscal year ended September 30, 2012, neither the AE Fund nor the GE Fund paid any investment advisory fees to the Adviser, as the Adviser waived such fees pursuant to the expense limitation agreement described below.

MRR Fund. Pursuant to the investment advisory agreement dated August 29, 2012 between the Trust, on behalf of the MRR Fund, and the Adviser, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objectives, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser. The agreement shall remain in effect for a period of two (2) years from the date that the Fund commenced operations, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the MRR Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.55% of the MRR Fund’s average daily net assets.

Expense Limitation Agreements

AE Fund. The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the AE Fund, under which the Adviser has agreed to limit, for a period of two years from January 11, 2013, the total expenses of the existing class of shares of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage commissions and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Fund. This limitation may not be terminated and will remain in place through the end of the two-year period beginning after January 11, 2013. The Adviser may recoup any waived or reimbursed amount pursuant to the agreement in the first, second and third fiscal years following the fiscal year in which any such

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reimbursement or waiver occurs, if the total annual operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

GE Fund. Under the expense limitation agreement with the GE Fund, the Adviser has agreed to limit through January 31, 2014 the total operating expenses of the Fund (including (but not limited to) investment advisory fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to 1.25% of the average daily net assets of the Fund. The expense limitation agreements may be terminated by the Adviser or the Trust, with respect to the GE Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days prior written notice of such termination to the other party, and such termination will not be effective before January 31, 2014 (unless otherwise specifically agreed upon). In addition, any termination sought by the Trust must be authorized by resolution of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the Fund. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to the applicable agreement in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation or limitations to which the parties may otherwise agree).

MRR Fund. The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the MRR Fund. Under this agreement, the Adviser has agreed to reduce its advisory fees and/or reimburse other expenses of the MRR Fund until January 31, 2014 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement for the MRR Fund, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Funds, upon sixty (60) days' written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld. This Agreement will automatically terminate if the Advisory Agreement is terminated, with such termination effective upon the effective date of the Advisory Agreement's termination.

Sub-Adviser. Centre Asset Management, LLC serves as investment sub-adviser of the AE Fund and the GE Fund pursuant to investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”), with the Adviser. Centre, located at 48 Wall Street, Suite 1100, New York, New York 10005, is a Wall Street based, SEC registered investment adviser and fundamentally-driven specialist active asset manager. Centre manages American and Global equities in relative and absolute return products in sub-advisory mandates from financial institutions and professional investors with the following qualities: 1) concentrated portfolios, 2) high conviction investment ideas, 3) large capitalization focused primarily on blue-chip securities, and 4) actively managed to generate long term alpha. As of January 11, 2013, Centre had approximately $887 million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Sub-Adviser, as each owns more than 25% of the voting securities of the Adviser. James A. Abate serves as Chief Executive Officer, Investment Director, Managing Member and Chief Compliance Officer of Centre and is primarily responsible for its day-to-day management. Jing Sun is Investment Director – Global Equities and a member of Centre, and is an affiliated person of the Sub- Adviser, as he owns 5% or more (but less than 25%) of the voting securities of Centre.

Subject to the general oversight of the Board and the Adviser, and pursuant to the terms of the Sub-Advisory Agreements, the Sub-Adviser is responsible for, among other things, the selection and ongoing monitoring of the securities in the investment portfolios of the AE Fund and the GE Fund.

Each Sub-Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreements are terminable without penalty (i) by the Trust, by vote of a majority of the outstanding voting securities or by the Adviser upon 60 calendar days’ written notice to the Sub-Adviser or (ii) upon 60 calendar days’ written notice by the Sub-Adviser to the Trust. Each Sub-Advisory Agreement provides that it will terminate automatically in the event of the termination of the Advisory Agreement or upon the Sub-Advisory Agreement’s “assignment,” as such term is defined in the 1940 Act.

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Under each Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.

As compensation for the investment sub-advisory services provided to each Fund, the Sub-Adviser is entitled to receive a monthly fee from the Adviser based on the Fund’s average daily net assets. For the AE Fund, the Adviser pays the Sub-Adviser from the advisory fee the Adviser receives from the AE Fund a fee based on the lesser of (i) an annual rate of 0.40% of the AE Fund's average daily net assets and (ii) 8/15ths of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by the Adviser with respect to the AE Fund. For the GE Fund, the Adviser pays the Sub-Adviser from the advisory fee the Adviser receives from the GE Fund a fee based on the lesser of (i) an annual rate of 0.50% of the GE Fund's average daily net assets and (ii) 5/10 of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by the Adviser with respect to the GE Fund.

Portfolio Manager - Drexel Hamilton Multi-Asset Real Return Fund

The MMR Fund’s portfolio is managed on a day-to-day basis by Andrew Bang. As of December 15, 2012, the Mr. Bang was responsible for managing no other registered investment companies, pooled investment vehicles or other accounts.

Portfolio Manager - Drexel Hamilton Centre American Equity Fund

The AE Fund’s portfolio is managed on a day-to-day basis by James A. Abate. As of December 15, 2012, Mr. Abate was responsible for the management of the following types of accounts in addition to the AE Fund:

JAMES A. ABATE – AE FUND

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	4	$436,600,000	1	$10,900,000
Other Accounts	0	0	0	0

Portfolio Manager - Drexel Hamilton Centre Global Equity Fund

The GE Fund’s portfolio is managed on a day-to-day basis by Jing H. Sun. As of December 15, 2012, Mr. Sun was responsible for the management of the following types of accounts in addition to the GE Fund:

JING H SUN – GE FUND

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	$275,500,000	1	$25,000,000
Other Accounts	0	0	0	0

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that the portfolio manager manages “other accounts,” this may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could

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include the portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. Each of the Adviser and Sub-Adviser seek to maintain a competitive compensation program. Each portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s or Sub-Adviser’s profitability (as applicable), among other factors. The portfolio managers’ compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser or Sub-Adviser’s distributable profits and assets under management. There is no financial incentive to favor one Fund or account over another.

Administrator, Transfer Agent and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as each Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as each Fund’s administrator and accounting agent and performs the following services: assists the Funds in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Funds in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes the NAV of the Funds; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Funds’ daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for each Fund; reviews and updates the Registration Statement of the Trust with respect to the Funds; provides legal review of the shareholder reports relating to the Funds and Forms N-SAR; coordinates regulatory filings for the Funds; reviews the Funds’ legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

During the fiscal year ended September 30, 2012, the Trust paid administration fees of $172,531 to the Administrator.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS’ interactive client services to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Funds’ custodian. As custodian, Union Bank is responsible for keeping the Fund’s assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Rothstein Kass serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm will perform an annual audit of each Fund’s financial statements and provide financial, tax and accounting services.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Funds.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted plans pursuant to Rule 12b-1 (each a “Plan”) for the Investor Class shares of the MRR Fund and the existing class of shares of the AE Fund. The Plans provide that the Funds may pay up to 0.25% of the average daily net assets attributable to the applicable class of shares to one or more persons (“Dealers”) for the expenses of activities that are primarily intended to result in the sale of that class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Funds, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plans are compensation plans, meaning they permit the Funds to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to a Plan had been spent or will be spent pursuant to a near-term plan. A Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under a Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether a Plan should be continued. The Plans have been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plans also are consistent with Rule 12b-1.

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PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements and, with respect to the AE Fund and the GE Fund, the Sub-Advisory Agreements, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the Funds with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Funds. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. Investment decisions for a Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser or Sub-Adviser.

Brokerage Selection. The Adviser and, with respect to the AE Fund and the GE Fund, the Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser and Sub-Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for a Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreements and Sub-Advisory Agreements, the Adviser and Sub-Adviser are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser or the Sub-Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e). These services would reduce the Adviser or the Sub-Adviser’s cost of providing advisory services to the Funds. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser or Sub-Adviser may also be used by the Adviser or Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser or Sub-Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser or Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser or Sub-Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser or Sub-Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s or Sub-Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser or Sub-Adviser in the performance of its services under the Advisory Agreement and Sub-Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

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The Funds may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund may engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for each Fund are made independently of the other Funds, and also independently of the Adviser and Sub-Adviser’s other client accounts, other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser or Sub-Adviser believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund or Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege.

Generally, subject to meeting the applicable minimum investment requirements, shares of one Fund held for at least 7 days may be exchanged for shares of another Fund. Before making any exchange, be sure to review this prospectus closely and consider the difference between the Fund in which you currently hold shares and the Fund in which you wish to invest. Please note that since an exchange is the redemption of shares from a fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred) and a Redemption Fee may apply on shares held for less than 90 days; see “Shareholder Fees”.

Any exchange will be effected at the NAV per share of the Funds next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on that day, or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on the next business day.

The Funds reserve the right to right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions.”

Redemptions in Kind. Each Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by a Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Market Timing Arrangements. The Funds have not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under this policy, the Funds and Adviser generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Trust will make available to the public a complete schedule of each Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-855-298-4236. The Trust, on behalf of the Funds, will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Funds will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Funds with the Funds’ service providers that require such information for legitimate business and Funds oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., and the Investment Company Institute.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Funds’ ratings and rankings.

NET ASSET VALUE

The NAV per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing a Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of that Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Funds are valued as follows:

•

Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.

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•

Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

•	Short-term instruments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•

Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarized certain additional tax considerations generally affecting the Funds and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Funds have each qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Trust anticipates that each Fund will not be subject to federal income or excise taxes because the Funds intend to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

The MRR Fund is a limited “fund of funds” meaning it partially achieves its investment strategy by investing in one or more Underlying Funds that are also taxable under the Code (as regulated investment companies.) Unless otherwise stated, the discussion below with respect to the MRR Fund includes the MRR Fund’s pro-rata share of the dividends and distributions paid by the Underlying Funds and refers to the federal income tax consequences of the investments that may be made at either the Fund or Underlying Fund level.

For shareholders who hold their shares in a taxable account, the structure of the MRR Fund as a limited fund of funds could affect the amount, timing and tax character of the MRR Fund’s income and gains distributed to them. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in the MRR Fund’s allocation of assets to the Underlying Funds may result in taxable distributions to the MRR Fund’s shareholders of ordinary income or capital gains. The MRR Fund generally will not be able currently to offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund, whether pursuant to a rebalancing of the MRR Fund’s portfolio or otherwise, all or a part of the loss will not be deductible by the MRR Fund and instead will increase its basis for the newly purchased shares.

Investment income received by the MRR Fund or an Underlying Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. A fund of funds which is treated as a “qualified fund of funds” is eligible to pass through to shareholders as a foreign tax credit or deduction any foreign income taxes paid by an underlying fund on its investments. The MRR Fund will be treated as a “qualified fund of funds” if at least 50 percent of the value of its total assets at the close of each quarter of the taxable year, is represented by interests in other regulated investment companies. The MRR Fund expects to be treated as a “qualified fund of funds” and pass-through to shareholders as a foreign tax credit or deduction any foreign income taxes paid by the Underlying Funds on their investments, although there can be no assurance that the MRR Fund will be so treated.

A fund of funds is eligible to pass-through (a) to individual shareholders qualified dividend income earned by an underlying fund which is subject to federal income tax at reduced long-term capital gain rates and (b) to corporate shareholders income that is eligible for the corporate dividends received deduction. Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

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All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of a Fund’s shares for shares of another Fund will generally be treated as a taxable sale or exchange for federal income tax purposes and any gain thereon may be subject to federal income tax.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The Funds may invest in foreign issuers which meet the definition in the Code of passive foreign investment companies (“PFICs”). A Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level. A Fund may be able to eliminate this tax by making certain elections with respect to any of its investments which are treated as PFICs.

A portion of each Fund’s income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met.

Under the Code, A Fund may be required to impose backup withholding (currently at a rate of 28%) on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in a Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding. A Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

The treatment of income dividends and capital gains distributions to shareholders of a Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law. For example, dividends paid to shareholders from interest earned by an Underlying Fund on U.S. Government obligations are unlikely to be exempt from state and local income tax. Shareholders are encouraged to consult their tax adviser with respect to applicable foreign, state, and local taxes.

FINANCIAL STATEMENTS

Because the MRR Fund is newly formed and has not yet completed a full year of investment operations, financial statements for the MRR Fund are not available.

The audited financial statements of each of GE Fund and AE Fund for the fiscal year ended September 30, 2012, and the report of Rothstein Kass, each Fund’s independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on December 7, 2012. The Annual Report is available without charge upon request by calling 1-855-298-4236, or by visiting the Trust’s website at www.dhipfunds.com.

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APPENDIX A –DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

(3)	The Sub-Adviser’s Proxy Voting and Disclosure Policy.

Trust’s Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser or Sub-Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, Sub-Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, Sub-Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.

I.	Specific Proxy Voting Policies and Procedures

A. General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B. Delegation to the Adviser

The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and

2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A. Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B. Disclosure of the Funds’ Complete Proxy Voting Record

Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;

(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv) The shareholder meeting date;

(v) A brief identification of the matter voted on;

(vi) Whether the matter was proposed by the issuer or by a security holder;

(vii) Whether the fund cast is vote on the matter;

(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix) Whether the fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;

(ii) Proxy Statements received regarding each Fund’s securities;

(iii) Records of votes cast on behalf of each Fund; and

(iv) A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Drexel Hamilton Investment Partners, LLC

The Board delegates to the Adviser the authority to vote proxies, subject to the supervision of the Board. The Board is also authorized to delegate its authority to vote proxies to each Funds’ sub-adviser pursuant to the sub-advisory agreement, if Drexel Hamilton Investment Partners LLC believes that the sub-adviser is in the best position to make voting decisions on behalf of a Funds.

We at Drexel Hamilton Investment Partners LLC (“DHIP”) believe that the voting of proxies is an important part of investment management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. DHIP may retain the authority to vote proxies on behalf of its clients or Funds, and we are committed to ensuring the prompt and appropriate handling of corporate proxies in the manner that serves the best interests of our clients. We believe that proxies should be actioned in a manner consistent with the best economic interests of the Funds and to increase shareholder value. As such we believe for the AE Fund and the GE Fund, the Sub-adviser who researches and follows these companies and ultimately make investment (buy/sell) decisions are best suited to vote proxies. For the MRR Fund, the Adviser is best suited to vote proxies. Subject to the supervision of the Funds’ Board, whichever entity is making investment decisions on the respective Funds will have discretion to vote proxies pursuant to the advisory and sub-advisory agreements.

Conflicts of Interest

Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Drexel Hamilton Investment Partners LLC (DHIP) and its clients will be handled in one of the following ways:

Record Keeping

DHIP will maintain the following records with respect to proxy voting:

•	Engage an independent party to determine how to vote the proxy;

•

Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•	Refer the proxy to the client or to a representative of the client for voting purposes;

•	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

•	Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or

•	Seek guidance from the Board of Trustees.

•	A copy of this proxy voting policy;

•	A copy of all proxy statements received (DHIP may rely on a third party for this service such as ProxyEdge);

•	A record of each vote cast on behalf of a Fund (DHIP may rely on a third party for this service such as ProxyEdge);

•	A copy of any report or document prepared by DHIP that was material to making a voting decision or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how DHIP voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how DHIP voted proxies on behalf of the requesting client.

DHIP, as Adviser to the MRR Fund, and Centre Asset Management, as Sub-adviser to the AE Fund and GE Fund have discretion to vote proxies per their policies in the best interest of the Funds and shareholders.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy

Centre Asset Management believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre Asset Management is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre Asset Management evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the funds shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest

Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre Asset Management and its clients will be handled in one of the following ways:

•	Engage an independent party to determine how to vote the proxy;

•

Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•	Refer the proxy to the client or to a representative of the client for voting purposes;

•	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

•	Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or

•	Seek guidance from the Board of Trustees.

Record Keeping

Centre Asset Management will maintain the following records with respect to proxy voting:

•	A copy of this proxy voting policy;

•	A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);

•	A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);

•	A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.